2 W A B T E C Forward-looking statements & non-GAAP financial information This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the impact of acquisitions by Wabtec, including the acquisition of GE Transportation (the “GE Transportation merger”) and Nordco, statements regarding Wabtec’s expectations about future sales and earnings and statements about the impact of evolving global conditions on Wabtec’s business. All statements, other than historical facts, including statements synergies and other benefits from acquisitions; statements regarding Wabtec’s plans, objectives, expectations and intentions; and statements regarding macro-economic conditions and evolving production and demand conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward- looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) unexpected costs, charges or expenses resulting from acquisitions, including the GE Transportation merger; (2) uncertainty of Wabtec’s expected financial performance; (3) failure to realize the anticipated benefits of acquisitions, including as a result of integrating acquired targets into Wabtec; (4) Wabtec’s ability to implement its business strategy; (5) difficulties and delays in achieving revenue and cost synergies; (6) inability to retain and hire key personnel; (7) evolving legal, regulatory and tax regimes; (8) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, supply chain disruptions, industry consolidation and changes in the financial condition or operating strategies of our customers; (9) changes in the expected timing of projects; (10) a decrease in freight or passenger rail traffic; (11) an increase in manufacturing costs; (12) actions by third parties, including government agencies; (13) the severity and duration of the evolving COVID-19 pandemic and the resulting impact on the global economy and, in particular, our customers, suppliers and end-markets; (14) the imposition of economic sanctions on Russia resulting from the invasion of Ukraine could lead to disruption, instability, and volatility in global markets and negatively impact our operations and financial performance; and (15) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements. This presentation mentions certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted income from operations, adjusted interest and other expense, adjusted operating margin, adjusted income tax expense, adjusted effective tax rate, adjusted earnings per diluted share, EBITDA and adjusted EBITDA, net debt and operating cash flow conversion rate. Wabtec defines EBITDA as earnings before interest, taxes, depreciation and amortization. Wabtec defines operating cash flow conversion as net cash provided by operating activities divided by net income plus depreciation and amortization including deferred debt cost amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have inherent material limitations as performance measures because they add back certain expenses incurred by the company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this presentation are reconciliation tables that provide details about how adjusted results relate to GAAP results. Wabtec is not presenting a quantitative reconciliation of its forecasted GAAP earnings per diluted share to forecasted adjusted earnings per diluted share as it is unable to predict with reasonable certainty and without unreasonable effort the impact and timing restructuring- related expenses and the outcome of certain regulatory, legal and tax matters; the financial impact of these items is uncertain and is dependent on various factors, including the timing, and could be material to Wabtec’s Consolidated Statement of Earnings.

3

WABTEC

Our agenda

Wabtec Overview & Our Path Forward

Wabtec Overview & Our Path Forward
Rafael Santana
President & CEO

Portfolio Spotlights

Technology
Eric Gebhardt
Chief Technology Officer

Unleashing Further Growth
Gina Trombley
Executive Vice President & Chief Commercial Officer – Americas

Global Operations
Greg Sbrocco
Executive Vice President, Global Operations

Market-Led Growth Drivers

Segment Overview
Rafael Santana
President & CEO

Equipment
Rogerio Mendonca
President, Equipment

Services
Pascal Schweitzer
President, Services

Components
Mike Fetsko
President, Components

Digital Electronics
Nalin Jain
President, Digital Electronics

Transit
Lilian Leroux
President, Transit

Disciplined Value Creation

Disciplined Value Creation
John Olin
Chief Financial Officer

Closing Comments
Rafael Santana
President & CEO

Q&A

4 W A B T E C What you will hear today 02 Innovative, sustainable technologies expanding Wabtec’s market size 03 Growth strategy driving strong cash flow and margin expansion 04 Strong business fundamentals driving long-term value creation for shareholders 01 Portfolio positioned to drive long-term profitable growth

5

WABTEC

Leadership team


DAVE DENINNO
Executive Vice President, General Counsel & Secretary
MIKE FETSKO
President, Components
ERIC GEBHARDT
Executive Vice President & Chief Technology Officer
NALIN JAIN
President, Digital Electronics
LILIAN LEROUX
President, Transit
ROGERIO MENDONCA
President, Equipment
JOHN OLIN
Executive Vice President Finance & Chief Financial Officer
RAFAEL SANTANA
President & Chief Executive Officer
GREG SBROCCO
Executive Vice President, Global Operations
PASCAL SCHWEITZER
President, Services
NICOLE THEOPHILUS
Executive Vice President & Chief Human Resources Officer
GINA TROMBLEY
Executive Vice President, & Chief Commercial Officer – Americas

6 O U R P U R P O S E I S C L E A R Move and improve the world 6

7 W A B T E C We’re committed to creating a more sustainable future SUSTAINABILITY PRINCIPLES Innovating with Purpose We are committed to developing responsible and sustainable products that minimize the impact on the planet SUSTAINABILITY PRINCIPLES Driving Responsible Operations We are committed to providing safe work environments and products that enable productive and efficient use of resources SUSTAINABILITY PRINCIPLES Empowering People and Communities We are committed to driving a diverse and inclusive culture and investing in the communities where our teams live and work

8

WABTEC

Delivering strong financial performance

PROGRESS SINCE GE TRANSPORTATION MERGER

$250M	GE Transportation synergy run-rate achieved 15 months ahead of schedule
310BPS	Transit margin increase
~$500M	Investment in strategic M&A… Nordco, Relco, MASU
6-7%	Annual investment in technology (% of rev.)
2.5x	Adjusted net debt EBITDA leverage ratio (down from 3.0 post-merger)(1)
~$800M	Share repurchases and dividends returned to shareholders
~$3B	Cash generated for an average cash conversion of over 100%

Net debt is defined as total debt minus cash and cash equivalents; adjusted leverage is defined as net debt divided by adjusted EBITDA

9

WABTEC

Building a solid foundation for growth

INTEGRATION OF 3 RAIL LEADERS

- ✓ Merged 3 market-leading rail companies
- ✓ Delivered on $250M synergies 15 months ahead schedule

CULTURAL TRANSFORMATION

- ✓ Strengthened Company leadership
- ✓ Meritocracy… pay for performance
- ✓ Strengthened talent framework
- ✓ Focus on diversity and inclusion

NAVIGATED THROUGH THE TROUGH OF THE MARKET

- ✓ Covid-19, global supply chain, and labor disruptions
- ✓ Reduced capital budgets by railroads / PSR
- ✓ Zero locomotive orders in NAM
- ✓ Freight carloads down… storage up
- ✓ Transit ridership declines

INVESTED IN THE FUTURE OF RAIL

- ✓ Modernization business scaled
- ✓ International expansion / execution
- ✓ Digital and energy management
- ✓ ESG focus and acceleration

WELL-POSITIONED TO GROW, LEVERAGE COMPANY'S INFRASTRUCTURE, DRIVE PRODUCTIVITY AND GENERATE CASH

10 Wabtec is well-positioned to lead the industry and deliver shareholder value W H E R E W E A R E W H E R E W E A R E G O I N GW H E R E W E H A V E B E E N 2019-2021 Lay the foundation 2022-2023 Lead the recovery 2024+ Deliver the future of sustainable rail W A B T E C 10

11

2022-2023 OUTLOOK

Where we are… leading the recovery

MARKET CONDITIONS

+ Strong international pipeline… Australia, Brazil, Egypt, CIS
+ Reduced parking of locos and freight car build recovery in NAM
+ Transit operating levels improving in high speed, regional/metro
+ Continued global infrastructure spending on sustainable rail

– Significant inflationary pressures and labor shortages
– Continued customer CapEx / OpEx constraints… orders continue to push out
– COVID volatility remains… ridership volumes and budget constraints pressuring Transit

KEY ASSUMPTIONS

	2021	2022-2023
Locos	– –	++
# Parkings	+	+
Mods	++	++
NAM Freight Car Build	–	+
Transit Rolling Stock	–	+
Mining Wheels	++	++

IMPROVING INDUSTRY FUNDAMENTALS

12

2024+ OUTLOOK

Where we are going… lead the future of sustainable rail

CUSTOMER GOALS:
PRODUCTIVITY, GROWTH, SUSTAINABILITY

ENABLING CUSTOMER PRODUCTIVITY

RENEWING AGING FLEETS

TACKLING DECARBONIZATION

CUSTOMER OUTCOMES

LOWER OPERATING RATIO

+

CO_2 REDUCTION



OPPORTUNITY TO GROW REVENUE AND EARNINGS FASTER THAN INDUSTRY VOLUMES

13

WABTEC

Value creation framework for delivering the future of rail

Extending the lead as **#1 rail technology** company in the world

DRIVERS OF PORTFOLIO OPTIMIZATION AND GROWTH

1. **Accelerate innovation of scalable technologies**
   Build high-margin, innovative and scalable products to increase customer productivity, automation, utilization, and capacity

2. **Grow and refresh expansive global installed base**
   Increase share across asset lifecycle (Locos/Mining, Freight Cars & Transit)

3. **Lead decarbonization of rail**
   Drive the industry in innovative, low-carbon technologies and transformative solutions

4. **Expand high-margin recurring revenue streams**
   Increase revenues and expand margins while reducing exposure to economic cycles

5. **Drive continuous operational improvement**
   Accelerate Lean; drive cost competitiveness; deploy capital efficiently; build a stronger, better Wabtec

14 ENHANCE EXISTING PRODUCTS ~6-7% target annual organic investment in technology as % of sales W A B T E C INVENT, TEST AND SCALE FUTURE TECHNOLOGIES Accelerate innovation of scalable technologies 14

15

WABTEC

#2 Grow and refresh expansive global installed base

LOCOMOTIVE MARKET

	IB	Age (years)	WAB%	2022-2026
NORTH AMERICA	31K	20	51%	↗
APAC	20K	16	9%	↑
RUSSIA/CIS/EU	47K	22	3%	↑
LATAM	3K	19	61%	↗
SUB-SAHARAN AFRICA	4K	17	28%	↔




MODS
MAINTENANCE
COMPONENTS
DIGITAL

Customers projected to spend **1-1.5X** the original price of loco on service alone

TRANSIT

- ✓ Opportunity for pantograph pull through on FLXdrive
- ✓ High-margin friction products

DIGITAL ELECTRONICS

- ✓ Pull-through content of up to $250K per new loco
- ✓ Recurring software services

FREIGHT SERVICES

- ✓ 120+ service events over asset life
- ✓ >1,000 Mod units in operation
- ✓ High market share with Class I customers

FREIGHT CAR COMPONENTS

- ✓ Average $6K+ on freight car
- ✓ Opportunity to pull through new deliveries, manufacturing & aftermarket sales

16

WABTEC

#3 Lead the decarbonization of rail

GROWING DEMAND

2x

Global demand for transport growing fast… **freight and passenger activity projected to grow more than double by 2050**

TODAY

CARBON REDUCTION

75% reduction in carbon emissions per ton-mile than trucking

SAFER

22x fewer deaths and injuries per year than trucking

MORE EFFICIENT

3-4x more fuel efficient than trucking

ENVIRONMENTAL IMPACT

~300M TONS

Annual CO_2 Reduction Globally

Decarbonization drives strong customer returns

FLXdrive	
Price	2-3x vs. T4
ROI	Double-digit returns

Sources: AAR sustainability Fact Sheet, Wabtec internal data

17

WABTEC

#4 Expand high-margin recurring revenue streams


41%
59%
Recurring Revenues

RECURRING REVENUES

- Driven by expansive installed base of locomotives and significant content on transit / freight cars
- Includes service businesses, replacement parts, software licenses, digital services and consumables

* 2021 FY results

~60% OF COMPANY PROFIT DRIVEN BY RECURRING REVENUES

18

WABTEC

#5 Drive continuous operational improvement

ACCELERATE LEAN

Deliver best-in-class manufacturing cost productivity and material cost deflation

>90% on-time delivery

Engineering productivity focus; yr/yr cost improvement

>20% flexible workforce capacity

Achieve over-the-cycle working capital cycle improvement

DRIVE COST COMPETITIVENESS

~135 manufacturing sites… drive best cost footprint

>25% sites in best-cost countries

>30% of engineers in best-cost countries

"Should cost" analysis & competitive product benchmarking

CAPITAL EFFICIENCY METRICS

Continual Focus on Fixed Asset Productivity


4.9
2019
4.7
2020
5.3
2021

Improve ROIC


3.3%
2019
3.7%
2020
4.6%
2021

Cash Conversion in Line With Long-Term Targets


141%
2019
89%
2020
102%
2021

Total net sales/property, plant, and equipment, net

19 W A B T E C Operational rigor underpins financial performance S T R A T E G Y D E P L O Y M E N T CUSTOMER + SHAREHOLDER VALUE Product & Project Management

20

WABTEC

Continued disciplined capital deployment

CAPITAL DEPLOYMENT PRIORITIES

Maintain Strong Balance Sheet
Maintain investment-grade rating

Invest In Sustainable Growth
R&D and CapEx

Increase Dividends
$0.03 quarterly dividend increase in Q1 '22

Supplement Organic Growth with M&A
Portfolio optimization; accretive investments

Repurchase Shares
Return excess cash through repurchases

CAPITAL DEPLOYMENT PLAN (2022-2026)



Cash From Operations
M&A and Share Repurchases
CapEx
Dividends
Debt
GE TMA
Sources
Uses

ACCRETIVE EARNINGS → STRONG CASH FLOW CONVERSION → REINVEST & RETURN

21

WABTEC

Attractive long-term financial profile

Resiliency tested and validated over past 5 years; proven track record of delivering growth

Attractive end markets… building momentum, renewal of locomotive fleets, strong and growing backlog

Leading market position and innovative, customer-focused solutions across major rail and industrial segments

Exceptional quality and reliability delivering leading market shares

Disciplined capital deployment generating strong returns

5-YEAR OUTLOOK

MSD CORE ORGANIC GROWTH CAGR

+

250-300 BPS MARGIN EXPANSION

+

DISCIPLINED CAPITAL DEPLOYMENT

=

DOUBLE-DIGIT EPS GROWTH WITH STRONG OPERATING CASH FLOW CONVERSION (90%+)

22 Attractive long-term investment with a clear profitable growth model Strong organic growth profile driven by our industry-leading installed base and services Relentless focus on innovation, customer productivity, efficiency and safety Unwavering focus on and commitment to execution Demonstrated ability to deliver strong cash flow generation and margin expansion Disciplined capital allocation with strategic alignment to our core capabilities Key takeaways W A B T E C 22

23 E R I C G E B H A R D T Technology 23

24 Global technology leadership and scale 4,000+ Engineers 7,000+ Patents* L E G A C Y O F O N G O I N G I N V E N T I O N … F R O M F O U N D E R S T O T O D A Y 1 8 6 9 Westinghouse Air Brake Company founded 1 9 2 3 Faiveley introduced pantograph 2 0 2 0 Introduced advanced Metroflexx braking system 1 8 8 0 Thomas Edison conducts first test of the electrified railway 2 0 0 4 Introduced Electronic Train Management System (ETMS) 2 0 0 9 Launched Trip Optimizer™ and Movement Planner 1 9 9 5 Introduced AC electric drive system for mining trucks 2 0 2 1 Launched first long- haul battery-electric diesel locomotive 25+ Years Avg. Experience (leadership team) T E C H N O L O G Y A M E R I C A S ~ 1 , 6 0 0 A S I A / O C E A N I A ~ 1 , 3 0 0 E U R O P E ~ 1 , 1 0 0 24 * Includes issued and non-issued patents

25

TECHNOLOGY

Focused on making customers more productive while achieving sustainability goals

EQUIPMENT

Objective

Reliability

Power / haulability

Fuel efficiency

Carbon reduction

TRAIN OPERATIONS

Objective

Automation

Smart train & network optimization

Improved train handling

CUSTOMER OUTCOMES

LOWER OPERATING RATIO

+

CO_2 REDUCTION



ECONOMIC PATHS TO REDUCE CO2 ARE CRITICAL FOR CUSTOMERS

26 Customer science-based targets for CO2 reduction TARGETS T E CH N OL OGY B E N E F IT F O R CUS T O M E RS TECHNOLOGY CO2 BENEFIT U P G R A D E O P E R A T IO N A L N E W A S S E T +Trip Optimizer Engine Advantage + +Biodiesel 20% Renewable Diesel ++ ++FLXdrive Consist Hydrogen +++ COST BENEFIT +++ +++ + - ++ -/+ 0% 10% 20% 30% 40% 50% % CO2 REDUCTION TARGET C L A S S 1 C U S T O M E R S 2021 Achievement to Date Remaining to Target T E C H N O L O G Y 26

27

TECHNOLOGY

Digital solutions

IMPACT

UP TO ~30%

Reduction in diesel emissions and fuel utilization

- 22% efficiencies today … 18% EPA certified

PRODUCTS

INTEGRATED FUEL OPTIMIZATION

Movement Planner
LOCOTROL
Trip Optimizer Platform


UP TO
30%
TOTAL SAVINGS*

CAPABILITY EVOLUTION

3% → 4%

FUEL SAVINGS ACROSS THE ENTERPRISE NETWORK

MOVEMENT PLANNER
Optimizes the use of slack time to reduce overall fuel consumption

4% → 6%

FUEL SAVINGS ON DISTRIBUTED POWER TRAINS

LOCOTROL
Optimizes the distribution of power to reduce total horsepower required

15% → 22%

FUEL SAVINGS PER LOCOMOTIVE

TRIP OPTIMIZER SUITE
Plans the most fuel efficient way to arrive on time

* Non-EPA certified reductions reflect current estimates

28

TECHNOLOGY

Engine advantage


4006
4006
4006

FDL - ADVANTAGE

>5% fuel savings
Leverage high-pressure common rail
Available now

EVO - ADVANTAGE

>5% fuel savings
Harvest exhaust energy
Available 2023-25

* Fuel reductions reflect current estimates

DELIVERING SIGNIFICANT EFFICIENCY AND GHG REDUCTIONS

29

TECHNOLOGY

Systems focus … the Wabtec differentiator

WABTEC VS THE COMPETITION

	ENERGY MGT	HAULAGE	RELIABILITY	NA FREIGHT UNITS
Tier 4	+++	+	++	>1,000 vs <100
Mods	+++	++	+++	~1,200 vs ~100




Systems Engineering
Manufacturing & Validation
Detailed Design

PRODUCTS OPTIMIZED FOR

Safety & reliability

Fleet integration

Performance & efficiency

Overall life cycle cost

WORLD-CLASS SYSTEMS OPTIMIZATION DRIVING MARKET ADVANTAGE

30

TECHNOLOGY

Bio/renewable diesel

FULL WABTEC ENGINE PORTFOLIO BIODIESEL DEVELOPMENT PLAN



FDL Fleet



EVO Fleet

TEST PARTNERS

BNSF

UNION PACIFIC

BIODIESEL

B5 / R30 TODAY

20% BIODIESEL

55%+ HDRD

Industry partnership to validate performance, durability, and emissions impact

ADVANCING DIESEL TECHNOLOGY FOR REDUCED EMISSIONS

31

TECHNOLOGY

FLXdrive development progress



FLXDRIVE 2.0 VS 1.0

Energy Density	+++
Battery Life Cycle Cost	+++
Fuel & CO_2 Reduction	+++



WABTEC + GM TECHNOLOGY DELIVERING BEST IN CLASS:

Safety

Overall system performance

Reliability

Locomotive layout & maintainability

Ongoing product evolution

Life cycle cost & recycling

STRATEGIC INVESTMENTS ACCELERATING FLX PORTFOLIO COMPETITIVENESS

32

TECHNOLOGY

Alternative propulsion – hydrogen

TECHNOLOGY OPTIONS



H_2 Fuel Cells



H_2 ICE Dual Fuel


2021
Wabtec
Wabtec

H_2 FOR FREIGHT

Longer range option for low/zero emissions

Fuel generation cost ↓ through public & private investment

Complementary to FLX technology… hybrid unit + hybrid consist

PATH TO A ZERO-EMISSION RAIL NETWORK

33

TECHNOLOGY

Locomotive technology road map for sustainability


2016
2021
2026
2030+
1,100 in service
Launch
TIER 4
~ 5% fuel reduction
~ 8% fuel reduction
MODS
FDL Advantage
EVO Advantage
BEL Demo
FLX drive 2.0
FLXswitch
FLXhybrid
FLX drive 3.0
2.4 MWh
7 MWh
10+ MW
FLX H2 Demo
FLX H2 HHP/tender
Switcher / Short line
Main line locomotive
~4MW fuel cell; 1 MWh battery; ICE

		CO_2 REDUCTION TARGET
DIESEL ELECTRIC	TIER 4	~8%
	MODS	~5-8%
BATTERY (HYBRID CONSIST)		Up to 40%
HYDROGEN		Up to 92%
DIGITAL	MOVEMENT PLANNER · LOCOTROL · TRIP OPTIMIZER SUITE	Up to 30%
BIOFUELS	B5 · B20	~14%

FLEXIBLE PORTFOLIO TO SUPPORT CUSTOMER SUSTAINABILITY GOALS

34 G I N A T R O M B L E Y Unlocking further growth 34

35 Source: Worldbank.org, SCI 2020 Worldwide Market for Railway Industries ; UNIFE World Market for Rail Supply, ITF (2021), ITF Transport Outlook 2021, OECD Publishing, Paris K E Y T R E N D S I N F L U E N C I N G G R O W T H G L O B A L R A I L F O R E C A S T Mainline Psgr ‘21-30 ‘21-’30: 2.8% CAGR ‘30-’50: 2.3% CAGR Rail Freight ‘21-’30 ‘21-’30: 2.2% CAGR ‘30-’50: 3.4% CAGR Forecast Consistent, positive outlook ahead for next 15+ years. Market for rail continues to expand Increased focus on environmental sustainability and decarbonization Improved rail infrastructure … enabling economic growth in developing regions. In NA, increased government funding and Class I CAPEX Digitization and automation driving improvements in productivity and efficiency Continued urbanization and globalization driving greater overall demand for freight and passenger transportation W A B T E C R A I L F R E I G H T & P A S S E N G E R T R A F F I C E X P E C T E D T O D O U B L E B Y 2 0 5 0 . . . L E D B Y I N C R E A S E D I N F R A S T R U C T U R E I N V E S T M E N T & F O C U S O N E S G Urban Passenger ‘21-’30: 3.4% CAGR ‘30-’50: 2.0% CAGR 0 50 100 150 200 250 2007 2009 2011 2013 2015 2017 2019 2021 20232024 Rail Freight Mainline Passenger Urban Passenger

36 Railroads well-positioned to expand share vs. truck W A B T E C G L O B A L R A I L V S . R O A D O U T L O O K Sustain existing share and focus on customer needs to capture flexible freight commodities Create a diversified supply chain and railcar visibility to help shippers handle variability in demand Collaborate with the government on key policies focused on decarbonization and automation Invest in cleaner energy, and digitalization to improve transport efficiency and reduce shipper scope 3 emissions Accelerate the adoption of automation technologies to unlock latent capacity, efficiency and cost gains C U S T O M E R I N I T I A T I V E S T O G A I N S H A R E Graph sources: ITF (2021), ITF Transport Outlook 2021, OECD Publishing, Paris Assumed Class I Rail operations to calculate these metrics - 5 10 15 20 25 30 35 40 45 2015 2020 2030 2050 Rail Freight Road Freight FLEXIBLE Key Rail battleground Flexible share represents ~50M carloads, ~$400B revenue Ton-mile (trillions) P R O D U C T I V I T Y , E F F I C I E N C Y , & S U S T A I N A B I L I T Y T O C A P T U R E ” F L E X I B L E S H A R E ”

37 Freight railroad imperatives W A B T E C G R O W T HP R O D U C T I V I T Y S U S T A I N A B I L I T Y P R O J E C T E D F R E I G H T C A G R % G L O B A L T O N - K M <60% 70-75% >80% S T A T E - O W N E D C L A S S I I N T ’ L P R I V A T E OPERAT ING RAT I O% 2 0 2 1 2 0 3 0 2 0 3 0 2 0 5 0 2-3% P R O J E C T E D M O D A L S H I F T R A I L V S R O A D 2 0 3 0 2 0 5 0 33% 36% 40% Sources: FTR January Report Improved visibility/reliability Supply chain integration/resilience Asset/network optimization to unlock latent capacity Safety and productivity Asset utilization Fuel efficiency Rail more energy efficient Reduce road congestion Economically attractive alternative power Sources: Customer Annual Reports, ITF (2021), ITF Transport Outlook 2021, OECD Publishing, Paris 1 2 3 W A B T E C P O R T F O L I O P O S I T I O N E D T O E N A B L E R A I L R O A D + W A B T E C G R O W T H 2 0 2 0 3-4%

38 W A B T E C GO-FORWARD OUTCOMES CLASS I LOCOMOTIVE ILLUSTRATIVE EXAMPLE 36% Longer trains driven by Class I AC adoption Gross ton mile per locomotive for AC adoption 20% 40% Reliability improvement from modernization Wabtec enabling NAM railroads competitiveness R E V E N U E T O N M I L E ( B ) F U E L G A L L O N S P E R 1 0 0 0 R T M E M P L O Y E E P E R 1 0 0 0 R T M 2 0 0 0 2 0 1 9 ( P R E - C O V I D ) V % 1 , 4 6 6 1 , 6 1 4 + 1 0% 2 . 4 2 . 1 ( 1 6 ) % 1 1 4 . 8 8 6 . 7 ( 2 5 ) % Sources: FTR January Report In carbon emissions through FLXdrive in a consist 40% Fuel consumption for T1 to T4 conversion 8%~ T E C H N O L O G I E S S U P P O R T I N G S A F E S T & M O S T P R O D U C T I V E R A I L O P E R A T I O N 38 up to

39

WABTEC

Reimagining rail yards … impacting rail communities

THE YARD SOLUTION

01	ELECTRIFY ASSETS	Tangible immediate **impact on emissions reduction**
02	IMPROVE CAPACITY &ENHANCE SAFETY	Create capacity in yards to **handle variability in demand** & loads from trucks
03	FOCUS ON EFFICIENCY & THROUGHPUT	Derive insights from operations to minimize waste & **enhance safety**

LOCAL SOCIAL IMPACT (ILLUSTRATIVE EXAMPLE)

Annual estimate for converting a yard with 20 Tier 1 Switchers

70%
REDUCTION IN LOCOMOTIVE NOISE

10K
TONS OF CO2 ELIMINATED = 2K CARS OFF THE HIGHWAY

4T / 190T
4 TONS OF PARTICULATE MATTER & 190 TONS OF NITROGEN OXIDES

Local
PARTNER WITH COMMUNITIES TRADE SCHOOLS

40 G R E G S B R O C C O Global Operations 40

41

GLOBAL OPS

Wabtec operating model


STRATEGY DEPLOYMENT
CULTURE
CADENCE
PERFORMANCE & ACCOUNTABILITY
People Development
Strategy
Commercial Excellence
Finance
Product & Project Management
Operational Excellence
Innovation
CUSTOMER + SHAREHOLDER VALUE

AREA OF EXCELLENCE	PROCESS RIGOR
PEOPLE DEVELOPMENT	Talent reviews & succession planning Talent acquisition & leadership Employee learning & development
STRATEGY	Strategic annual planning M&A
INNOVATION	IP strategy & protection Technology incubation/disruption Investment in strong IRR projects & products
COMMERCIAL EXCELLENCE	Strategic selling process Customer knowledge & relationships Commercial operations (bidding & contracting)
OPERATIONAL EXCELLENCE »	Strategic sourcing Productivity & footprint optimization Working capital efficiency
FINANCE	Annual operating plan Safeguarding assets & asset utilization Balanced capital allocation and returns to shareholders
PRODUCT & PROJECT MANAGEMENT	Rigorous tollgate process Multi-generational product plan Enterprise view

42 Wabtec operating model… operational excellence Of shared values and mindset of problem solving and continuous improvement CUSTOMER + SHAREHOLDER VALUE CULTURE Operating reviews monitoring pulse.... Site and division level CADENCE STRATEGY DEVELOPMENT CORE OF COMMON KPI WABTEC MANAGEMENT SYSTEM OPERATIONAL EXCELLENCE Safety & Sustainability Customer Commitments Q u a lit y & R e lia b ili ty C o s t O p tim iz a tio n G L O B A L O P S

43

GLOBAL OPS

Responsible operations

Employee safety

Regulatory compliance excellence

Environmentally responsible manufacturing

Leadership development


2030 GOAL
~30%
REDUCTION*

SAFETY AND SUSTAINABILITY 2021 RESULTS

12 — **SAFETY**
YEARS OF INJURY RATE REDUCTIONS
(12 OF 13 YEARS)

12% — **GHG**
REDUCTION IN GHG SCOPE 1&2 EMISSIONS
2020 VS 2019

18% — **ENERGY INTENSITY**
REDUCTION IN ENERGY INTENSITY
2020 VS 2019

* Reduction goal reflects targeted safety, GHG, and energy intensity targets outlined in Wabtec's 2021 Sustainability Report

44

GLOBAL OPS

Quality + reliability

WHAT	HOW
Best in class quality performance	Continuous improvement mindset Knowledge sharing
Prevention & responsiveness	Fleet performance monitoring + prognostics Commercial partnerships and risk-based commercial tollgates
Minimizing waste & rework	Continuous improvement and automation Leadership engagement, rigor and reviews Measure key process indicators

EXCEEDING CUSTOMER EXECTATIONS BY

20% ON 95%

LOCO FLEET

15%

AVG COST OF QUALITY REDUCTION OVER LAST 3 YEARS

DRIVING FOR CONTINUOUS CUSTOMER SATISFACTION… DELIVERING QUALITY AS A DIFFERENTIATOR

45

GLOBAL OPS

Customer commitments

WHAT	HOW
Strategy and Planning	Strategic commodity evaluations *(geographic & sole/single source)* Business planning/lean rigor *(forecasting, scheduling, inventory, labor planning excellence & tollgate adherence)*
Risk Mitigation	Monitoring *(tools to proactively monitor supply base spend across risks: business continuity, geopolitical, financial health)* "What if" planning *(mitigation activities of critical materials risks and shop disruptions)*
Delivery	Customer focus *(on-time delivery to support our customers and enable future growth)*

>90%

HISTORICAL ON-TIME DELIVERY OF LOCOMOTIVES AND MODERNIZATIONS

ONGOING CULTURE OF SOLUTION AND RESOLVE

46

GLOBAL OPS

Cost optimization

WHAT	HOW
Manufacturing competitiveness	Lean/continuous improvement and industry 4.0 Rooftop reductions, make vs. buy, local production
Material cost reduction	Should-cost analysis, total landed cost, low-cost country Supplier cost reduction ideas, long-term contracts with shared benefits
Connected production cycle (quote to delivery)	Rigorous planning and evaluation connected to sales through delivery 3-D model-based engineering designs, connected systems to enable change management
Value-add process enablement	System and tools to eliminate/automate transactional work

3-5%

HISTORICAL AVERAGE MANUFACTURING VARIABLE COST PRODUCTIVITY / YEAR SINCE 2019

2-3%

HISTORICAL AVERAGE MATERIAL COST DEFLATION / YEAR SINCE 2019 *(excl. commodities)*

30%

ROOFTOP REDUCTION SINCE GE TRANSPORTATION ACQUISIITON

PROVEN TRACK RECORD OF MARGIN EXPANSION THROUGH PROGRAMMATIC COST REDUCTION AND EFFICIENT EXECUTION

47

GLOBAL OPS

Spotlight on: Lean and continuous improvement

Wabtec views Lean as the way:

We align on strategic deployment
We unify the "One Wabtec Culture"
We problem solve and eliminate waste
We drive productivity
We drive velocity in cycle and responsiveness

Leader led… team ownership

LEAN IS BEING EMBEDDED INTO WABTEC'S CULTURE AND FUNDAMENTAL TO HOW WE EXECUTE OUR STRATEGY

TRANSFORMATIONAL LEAN BY 2025

90%

COGS COVERAGE

PROGRESS TO DATE

33%

COGS COVERAGE

EXPANDING TRANSFORMATIONAL LEAN AND DRIVING CONTINUOUS IMPROVEMENT MINDSET

48

GLOBAL OPS

Spotlight on consolidation and integration

PROGRESS SINCE GE TRANSPORTATION ACQUISITION

GE TRANSPORTATION SYNERGY PLAN

Consolidated operations…120 sites reduced

Exited GE Services Agreement…..100+ workstreams

Eliminated headcount redundancy

Consolidated material/service buy

Vertical integration of product lines

$250M

DELIVERED 15 MONTHS AHEAD OF PLAN

INTEGRATION ENABLEMENT

Transit transformation initiated

Intercompany transfer pricing

ERP migration

Common chart of accounts

Outsourcing many back-office operations

Deployment of manufacturing centers playbook

Systems harmonization

STRONG DELIVERY ON LONG-TERM BUSINESS OPTIMIZATION PLAN…INCREASING COMMITMENT TO DELIVER ADDITIONAL VALUE

49

GLOBAL OPS

Ready to embark on next phase of restructuring

INTEGRATION 2.0

CONSOLIDATE / STREAMLINE / SIMPLIFY

CONSOLIDATE FOOTPRINT
15+ facilities
Headcount redundancy
Office/facility rationalization

STREAMLINE MANUFACTURING
Restructure NAM distribution
Reman localization
Best-Cost-Country capacity expansion

SIMPLIFY THROUGH SYSTEMS ENABLEMENT
Rewire Indirect Source-to-Pay
Data/process simplification

$135-165M
EXPENSE*
$25M NON-CASH

$75-90M
ADDITIONAL BENEFIT TARGETED BY 2025

* Restructuring expense and one-time charges

50 R A F A E L S A N T A N A Wabtec’s business segments 50

51

WABTEC

Wabtec operates its business in two segments

50+ COUNTRIES

~25K EMPLOYEES

FREIGHT: 67%

31% Services

17% Equipment

11% Components

8% Digital Electronics

TRANSIT: 33%


PORTFOLIO
$7.8B
2021 REVIEW

33% Transit

GLOBAL LEADER IN FREIGHT AND TRANSIT RAIL TECHNOLOGIES

52 Industry-leading scale across major rail segments MARKET LEADER IN FREIGHT LOCOMOTIVES BROADEST TRANSIT PRODUCT PORTFOLIO IN INDUSTRY 1st HEAVY-HAUL BATTERY-ELECTRIC LOCOMOTIVE RAIL SUPPLIER TO CAR BUILDERS LEADER IN LOCO MODERNIZATIONS LEADER IN FUEL EFFICIENCY AND ENERGY MANAGEMENT LEADER IN FRICTION PRODUCTS #1 W A B T E C 52

53

WABTEC

Wabtec has been a partner in rail innovation for over 150 years

FREIGHT SEGMENT				TRANSIT SEGMENT
EQUIPMENT	SERVICES	COMPONENTS	DIGITAL ELECTRONICS	TRANSIT
~20%	~1.5B	~20%	$1.3B	>90%
Of the world's rail freight is moved by a Wabtec locomotive	Miles traveled by Wabtec's fleet of locomotives in 2021	Of global freight cars have Wabtec products on them	Of fuel savings achieved through Wabtec's digital solutions	Provide equipment to nearly every major transit system in the world*

* In accessible transit markets
Source: Internal Wabtec data

54

WABTEC

Attractive revenue profile

ATTRACTIVE END MARKETS


16%
34%
50%
Freight
Transit
All Other (Industrial and Mining)

ROBUST AFTERMARKET PORTFOLIO


58%
42%
Aftermarket
OE

BROAD SCALE IN GLOBAL MARKETS


18%
29%
53%
Americas (42% in U.S.)
EMEA
APAC

STRONG MIX OF RECURRING REVENUES


44%
56%
Non-Recurring
Recurring

* 2021 FY results

STRONG GLOBAL INDUSTRIAL PORTFOLIO WITH TRACK RECORD OF INNOVATION AND SIGNIFICANT RECURRING REVENUE

55

WABTEC

Primary growth drivers

1. Rail cycle recovery
2. International expansion / share gains
3. Increase customer productivity, capacity and safety
   - Locomotive fleet renewal
   - Innovative digital technology
   - Lead decarbonization of rail
4. Integration 2.0
5. Strategic M&A

5-YEAR GROWTH EXPECTATIONS

Equipment

Digital Electronics

Services

Transit

Components

56 R O G E R I O M E N D O N C A Equipment 56

57

EQUIPMENT

Diversified global base to drive growth

REVENUE BY END MARKET


44%
56%
Locomotive
Mining, Marine, Drilling, Other

REVENUE BY GEOGRAPHY


39%
37%
24%
Americas
EMEA
APAC

$1.3B
2021 REVENUE

AFTERMARKET REVENUE


17%
83%
OE
Aftermarket

RECURRING REVENUE


13%
87%
Non-Recurring
Recurring

* 2021 FY results

KEY CUSTOMERS

rumo, Union Pacific, CP, MRS, BNSF, CN, Indian Railways, Kansas City Southern Lines, Transmashholding, CSX, Egyptian Railways, Norfolk Southern, pacificnational, Қазақстан Темір Жолы, Komatsu, BELAZ

58

EQUIPMENT

Business dynamics

INDUSTRY TRENDS

- Intermodal growth
- Decarbonization, sustainability, automation
- Government funding
- Mining electrification

STRATEGY IN ACTION

- Best-in-class Tier 4 technology
- Alternative fuels for internal combustion
- FLXdrive locomotives leading decarbonization
- Mining truck systems flexibility to alternative power sources
- Integration with Digital portfolio

ROAD AHEAD

- Continue strong international orders
- North American fleet upgrade
- Accelerate FLXdrive adoption
- Hybrid solutions for ICE locomotive
- Mining truck renewal and growth
- Hydrogen solutions … ICE, fuel cell

59

EQUIPMENT

Primary growth drivers


3000
Wabtec

1 INTERNATIONAL DIESEL ELECTRIC GROWTH
Commodities and global trade
Leverage local partnerships

2 NORTH AMERICA FLEET UPGRADE
Intermodal growth
Aging fleet
Higher haulage and efficiency needs

3 EXPAND FLXDRIVE WINS - CAPITALIZE ON GHG GOALS
Product design fit for application, energy & power needs
Investor oversight to progress on decarbonization
Successful deployment of FLXdrive launch orders

4 CAPTURE GROWTH IN NEW SEGMENTS
Leverage FLX technology for shunting applications
Zero emissions opens door to Europe
Government & local funding

5 SURFACE MINING TRUCK ELECTRIFICATION & FLEET RENEWAL… VOLUME UP
Trolley assist & power agnostic propulsion
Sustained copper & iron ore production growth

60

EQUIPMENT

Locomotive international markets

STRATEGY IN ACTION

International fleet renewal & upgrades with EVO technology

Strategic partnership for light weight applications

Expand battery electric mainline & switcher

Drive supply chain productivity through regional footprint

GROWTH DRIVERS

AUSTRALIA

Mining growth

Decarbonization targets

BRAZIL

New concessions

Agriculture growth

INDIA

Economic growth

Dedicated freight corridors

CIS

Gateway Asia → Europe

Fleet renewal & efficiency

REVENUE PROFILE


Intl
2011-2015
NAM
NAM
2016-2021
Intl

INTERNATIONAL FLEETS GROWING 5% CAGR SINCE 2016… WELL-POSITIONED TO CAPITALIZE ON CONTINUED GROWTH

61

EQUIPMENT

North America fleet renewal opportunity

FLEET PROFILE

20 YRS
AVERAGE

6K UNITS
>20YRS

FLEET BY EMISSION

FLEET BY TRACTION


T4
T1
T3
T2
DC
AC

CUSTOMER OUTCOMES

1 **PRODUCTIVITY**
AC traction
Reliability

2 **FUEL EFFICIENCY**
Engine improvements
Digital solutions

3 **SUSTAINABILITY**
Alternative fuel
New technology

CONTINUE TO INVEST/GROW THE CORE DIESEL ELECTRIC

STRATEGY IN ACTION

Enable & support alternative fuels

Continue to invest in fuel improvement technologies

Hybrid battery upgrade for additional fuel & GHG reduction

Enabling locomotive automation with Modular control architecture

Leverage regulation & subsidies

62

EQUIPMENT

Growth driven by fleet renewal & technology mix

FLEET RENEWAL
MAINLINE & SWITCHER

ALTERNATIVE TECH (INCL. BATTERY + HYDROGEN)

DIESEL

2030



2040



2050



DRIVERS

2030
- Efficiency w/ AC
- Fuel economy
- GHG SBTi targets
- Low impact to operations

2040
- Operational flexibility
- 20% GHG ↓
- Technology readiness
- Fleet productivity

2050
- Net zero commitments
- Technology maturity
- Infrastructure availability

TRANSITION TO MORE EFFICIENT AND SUSTAINABLE FLEET

63 FLXdrive pilot Spanned >13,000 miles 6,000 gallons of fuel saved 0 major failures 2 0 2 4 + E X P A N D P O R T F O L I O & P A R T N E R S Tier 4 Hybrid Diesel hybrid FLXdrive 3.0 Integrated charging solutions Wabtec FLX Smart Control Interface Moving AC Charging Option S U C C E S S F U L C A R B D E M O C O M M E R C I A L L A U N C H 2 0 1 8 - 2 0 2 1 2 0 2 0 - 2 0 2 3 FLXdrive 1.0 FLXdrive 2.02.4 MWh 7-8 MWh 20-30% fuel & emissions savings 10%+ fuel & emissions savings FLXswitch 2-4 MWhLocal yard emissions Hybrid Transit 700 kWhFuel & emissions FLXswitch 4 axle Industrial and short lines S O L U T I O N S T O H E L P A C H I E V E C U S T O M E R D E C A R B O N I Z A T I O N G O A L S E Q U I P M E N T Commercialization of FLXdrive 2.0

64

EQUIPMENT

FLX value proposition

WABTEC DIFFERENCE

RAIL PURPOSE BATTERY — 1

- **Reliability & serviceability…** designed for heavy haul application
- **Safety…** battery thermal management pack and design
- **Future Proof…** modular design

TRAIN PERFORMANCE & AUTOMATION — 2

- **FLX optimizer…** train-level energy management
- **Modular Control Architecture…** next gen micro-processing with over-the-air capability
- **PTC…** #1 train safety

FLX360 ECOSYSTEM — 3

- **Up to 40% fuel savings on battery consist …** "zero cost fuel" through regenerative breaking
- **Recharging solutions…** smart control interface and moving charging
- **Sustainability…** battery pack remanufacturing, renewable electricity, battery recycling

LEVERAGING PORTFOLIO TO DELIVER AN OPTIMIZED TOTAL ENGINEERED SYSTEM

65

EQUIPMENT

Comprehensive locomotive portfolio… short & long term

	DIESEL ELECTRIC	ALTERNATIVE FUELS	BATTERY ELECTRIC	FUEL CELL ELECTRIC
TECHNOLOGY	DIESEL, HYBRID OPTION	BIO, HDRD, LNG	REGEN, PLUG-IN	HYDROGEN
KEY METRICS	Fuel efficiency Reliability Availability	Emissions & sustainability Reliability Availability	Safety & energy optimization Operational flexibility	Performance Reliability H2 fuel price & carbon intensity
OUTCOME	FUEL ECONOMY & GHG REDUCTION	SHORT-MEDIUM TERM GHG ↓	ZERO-EMISSION & SAVE ENERGY	ZERO-EMISSION & RANGE

EXTERNAL FACTORS: POLICY & INCENTIVES · INVESTMENTS & CAPACITY · PARTNERSHIPS & ECOSYSTEM

INVESTING IN BALANCED PORTFOLIO TO PROVIDE CUSTOMER PRODUCTIVITY AND DECARBONIZATION

66

EQUIPMENT

Mining truck propulsion path to electrification

PRIME MOVER	DIESEL POWER	HYBRID POWERED	ELECTRIC POWERED
	DIESEL ENGINE ONLY	*DIESEL ENGINE & BATTERY*	*TROLLEY ASSIST, BATTERY, FUEL CELL*
PROPULSION	**ELECTRIC, MECHANICAL**	**ELECTRIC**	**ELECTRIC-POWER AGNOSTIC**
ELECTRIC DRIVE ADVANTAGE	Fuel efficiency Lower maintenance Better traction, 4-wheel drive Supports automation	Recapture energy Lower emissions Boost or auxiliary power from battery	Easy transition to zero emissions Lower noise Lower life cycle cost Higher productivity

WABTEC AT THE CENTER OF SURFACE TRUCK ELECTRIFICATION

67 Key takeaways E Q U I P M E N T 02 03 04 01 Introducing new technologies to accelerate customer transition to cleaner power Proven technologies that deliver safety, reliability, productivity and reduced emissions Leverage partnerships to accelerate technology development Globally positioned for locomotive and mining growth, fleet renewal and supply chain productivity

68 P A S C A L S C H W E I T Z E R Services 68

SERVICES

Accelerating growth across Services

REVENUE BY END MARKET



8%
18%
74%
Freight Maintenance
Modernizations
Maintenance of Way

REVENUE BY GEOGRAPHY



8%
8%
4%
80%
North America
EMEA
APAC
LATAM

$2.4B
2021 REVENUE

AFTERMARKET REVENUE



22%
78%
OE
Aftermarket

RECURRING REVENUE



32%
68%
Recurring
Non-recurring

* 2021 FY results

69

KEY CUSTOMERS

BNSF
CP
CN
Kansas City Southern Lines
CSX
rumo
Norfolk Southern
Union Pacific
Transnet
Egyptian Railways
Rio Tinto
VALE

70

SERVICES

Business dynamics

INDUSTRY TRENDS

- Relentless focus on safety, cost, and productivity
- ESG fast becoming top priority for customers
- Improving intermodal product to drive road to rail

STRATEGY IN ACTION

- Leverage technology to achieve targeted outcomes … partner with customers around comprehensive fleet strategies
- Grow MoW to enable productivity gains in engineering
- LEAN and cost reduction

ROAD AHEAD

- Introduce new solutions targeting younger fleets
- Leverage data analytics and new tools to invent the services of the future
- Leverage fleet growth to continue international expansion -- Egypt, India, CIS

A UNIQUE SERVICE FRANCHISE

71

SERVICES

Primary growth drivers







MODERNIZATIONS
Fleet transformation (haulage, reliability, fuel, & carbon) through modernizations to help customers achieve operational outcomes

MAINTENANCE TECHNOLOGIES
Asset management, material management, remote monitoring and technical advisory capabilities

GLOBAL REMANUFACTURING
20+ global remanufacturing locations for critical components including engines & traction motors



PERFORMANCE UPGRADES
Leveraging technology to deliver on fuel efficiency and reliability



MAINTENANCE OF WAY
Diverse portfolio of maintenance equipment and material movers to support the rail industry



INTERNATIONAL EXPANSION
Accelerating portfolio footprint specifically across APAC & CIS regions

72

SERVICES

Modernizations

Maximize asset value and fleet performance by transforming 20+ year old locomotives to extend life and step-change their performance.

Solutions jointly defined with each customer based on modular technology building blocks.

Enabling structural changes in railroad dispatch strategies.


7342
4006
102

CUSTOMER OUTCOMES*

50% more tractive effort

25% less fuel & carbon

40% more reliability

WABTEC IMPACT

Developed and scaled Mods business

Turning underutilized assets into preferred fleet

Significant content pull-through

Customer partner of choice

LOOKING AHEAD

15,000+ available market | <10% penetration

Install Wabtec T4 engine on competitor's switcher

Alternative fuels

Alternative energy: battery, hydrogen, fuel cell

* Source: Internal Wabtec data

73

SERVICES

Leading rail technical innovation

Developing solutions that align with our customers' desired outcomes, with a focus on operating ratio savings – fuel, asset availability, and labor


SNIO





PRIME MOVER

T4 engine family with best reliability and no aftertreatment
FDL Advantage offering 5-8% fuel efficiency
Safe batteries and fuel cells

PROPULSION

AC traction
Individual axle control and high tractive effort software
Improved gearcase with no oil leakage

CONTROLS

MCA
Digital suite of solutions

RELIABILITY AND AVAILABILITY

Predictive maintenance
Work scopes customized at asset level; 50% less shop dwell
Locomotive allocation to priority trains

74

SERVICES

International expansion

Organized territory coverage supporting fleet expansion while leveraging scale



- Homebase
- Execution center capabilities: commercial and customer support; application engineering; parts distribution; remanufacturing
- Other markets with locomotives in service

INDIA

Introducing world-class fleet maintenance

2 fully designed, staffed and operated maintenance sheds

Dedicated remote monitoring and diagnostics center … reliability team delivering world-class performance

AUSTRALIA

Leveraging technology to decarbonize mining fleet

KAZAKHSTAN

Full-fledged maintenance and engineering capabilities

Parts distribution

Engine overhauls

75

SERVICES

FLXdrive will accelerate Services growth

Accelerated growth of battery locomotive fleet presents Services with a sizeable growth opportunity

Integrated system designed for safety, reliability, performance, and maintainability … proprietary spares

Service support key to the successful launch and early performance

Battery lifecycle economics attractive to customer and Wabtec

Total lifecycle cost (including fuel) lower than diesel-electric locomotive … higher lifecycle service revenue

Opportunity to leverage battery technology for next generation of Modernization … 70% of DC-to-AC content reusable


3000
3000

POSITIONED AS PREFERED SERVICE PROVIDER FOR BATTERY TECHNOLOGY

76

SERVICES

Maintenance of way… path to accelerate growth

ROADWAY WORK EQUIPMENT



INDUSTRIAL



INSPECTION TECHNOLOGIES



GROWTH STREAMS

01 INNOVATION

New Product Introduction

- Electrification – decarbonization
- Automation – labor & productivity

02 EXPANSION

Leverage Wabtec relationships & footprint to increase penetration with Class 1 & international customers

03 M&A

Acquire technology that complements existing portfolio

NORDCO IS A STRONG PLATFORM FOR GROWTH THROUGH WORLD-CLASS PRODUCTS AND ENGINEERING

77 Key takeaways S E R V I C E S 02 Fast-growing, high-quality recurring revenues through cycles 03 Clear path for further growth: leveraging the fleet; continued innovation; international expansion Nordco is a strong foundation to grow in maintenance of way 01

78 M I K E F E T S K O Components 78

79

COMPONENTS

Diversified portfolio brings new growth

REVENUE BY END MARKET


40%
60%
Freight / Other
Industrial

REVENUE BY GEOGRAPHY


9%
18%
73%
Americas
EMEA
APAC

$0.9B
2021 REVENUE

AFTERMARKET REVENUE


53%
47%
OE
Aftermarket

RECURRING REVENUE


29%
71%
Non-Recurring
Recurring

* 2021 FY results

KEY CUSTOMERS

The Greenbrier Companies
TTX
CP
TrinityRail
BNSF
CN
Wärtsilä
National Steel Car
FreightCar America
Kohler
Cummins
NS Norfolk Southern
UTLX The Tank Car People
New York City Transit
Midrex

80

COMPONENTS

Business dynamics

INDUSTRY TRENDS

- Recovering demand for freight cars and locomotive builds
- Strong industrial end markets
- International expansion & market growth … APAC, LATAM, INDIA, EMEA
- Increasing demand for clean energy solutions

STRATEGY IN ACTION

- Leverage Wabtec products to expand North American freight car market share
- Expand content pull-through on locomotives
- Drive innovation into new products and solutions
- Extend core competencies and technologies into new industrial applications/products
- Increase international market share of freight and industrial components

ROAD AHEAD

- Market demand and penetration driving profitable freight and locomotive products growth
- Developing technologies to drive profitable growth in existing and new industrial markets
- Continued focus on operational improvement & portfolio rationalization
- M&A focused on extending reach and acquiring new technology

DELIVERING RESULTS FOR CUSTOMERS ACROSS DIVERSE FREIGHT & INDUSTRIAL PRODUCT PORTFOLIO

81

COMPONENTS

Primary growth drivers



STRENGTHEN OUR CORE IN NORTH AMERICA

Package freight car product offerings with car builders

Leverage full Wabtec portfolio in aftermarket

Consolidate industrial go-to-market approach

DRIVE INNOVATION INTO NEW PRODUCTS & SOLUTIONS

Sensing/digitalization to improve product performance

Health monitoring to reduce maintenance cycles

Apply advanced material technology to engine cooling

INTERNATIONAL EXPANSION USING ONE WABTEC NETWORK

Freight and loco opportunities in LATAM, APAC, India, and EMEA

Industrial expansion and global partnerships to support ESG

Scaling and developing new products for wind, grid solutions, carbon reduction, and energy storage

CONTINUOUS OPERATIONAL IMPROVEMENT

Leverage best-cost country sources

Rationalize and simplify structure to drive profitability

Footprint consolidation to drive out duplication

82

COMPONENTS

Well-positioned to capitalize on increasing North American car build volume

NORTH AMERICAN CAR BUILD VOLUME


58K
54K HISTORICAL
10-YEAR AVERAGE
33K
30K
>40K
2019
2020
2021
2022F



Increasing railcar build
+
Strong share position
+
Operating leverage

REVENUE GROWTH AND MARGIN ACCRETION

83

COMPONENTS

The power of one Wabtec

BATTERY PACK

AIR COMPRESSOR

COUPLERS

HVAC


WA100
Wabtec
CORPORATION

CONTROL SYSTEM

POWER SUPPLY

BOGIE BRAKE EQUIPMENT

AIR BRAKE

84

COMPONENTS

Industrial growth opportunities

MARKET TRENDS

Global shift to renewable energy sources to drive decarbonization

Growing demand for data centers & power generation

Industry transition to advanced material technology for engine cooling

Product innovation & productivity for next-gen turbochargers

WABTEC STRATEGY

Capture market share … leveraging bundled product packages

Capitalize renewables growth with new / existing products

Displace competition with aluminum brazing technology

Enhance strategic partnerships with selective end-customers

Launch new products to facilitate customer productivity

CAPITALIZING ON MARKET GROWTH WITH FOCUSED INDUSTRIAL STRATEGY

85

COMPONENTS

International growth opportunities

FREIGHT AND INDUSTRIAL

- Growing international opportunities in APAC, LATAM, India, and EMEA
- Leveraging one Wabtec to scale across the globe
- Develop strategic partnerships to win international share

FREIGHT REVENUE BY GEOGRAPHY


15%
85%
North America
International

INDUSTRIAL REVENUE BY GEOGRAPHY


48%
52%
North America
International

* 2021 FY results

FOCUSED ON INTERNATIONAL GROWTH

86 Key takeaways C O M P O N E N T S 02 03 04 01 Well-positioned to drive profitable growth over growing freight & locomotive demand globally Leverage consolidated industrial go-to-market strategy to grow share in traditional and emerging end markets in domestic and international regions Push our strong innovative product development pipeline to help customers improve safety and operational efficiency with cost-efficient solutions Grow profitability through continuous improvement culture by driving Lean and cost-out

87 N A L I N J A I N Digital Electronics 87

Ports Shippers Mainline Mines Intermodal Terminals Signaling & Wayside Rail Back Office Yard Short Lines Connecting the physical + digital rail logistics network D I G I T A L E L E C T R O N I C S 88

89

DIGITAL ELECTRONICS

Well-positioned for growth

$0.6B
2021 REVENUE

REVENUE BY END MARKET


15%
41%
44%

- Train Automation
- Offboard, Back Office
- Adjacencies

REVENUE BY GEOGRAPHY


6%
4%
15%
75%

- North America
- ANZ
- LATAM
- Rest of World

RECURRING REVENUE


30%
70%

- Non-Recurring
- Recurring

* 2021 FY results

KEY CUSTOMERS

BNSF, CP, CN, Kansas City Southern Lines, CSX, BHP, Norfolk Southern, rumo, Metra, Union Pacific, Caltrain, LA The Port of Los Angeles, MRS

90

DIGITAL ELECTRONICS

Business dynamics

INDUSTRY TRENDS

- Continued productivity
- Focus on sustainability
- Changing mix… increasing role of Intermodal
- Continued investment on safety
- Growing investment around asset management… rolling stock, track

STRATEGY IN ACTION

- Leveraging installed base to expand recurring revenues (SaaS and subscription models)
- Next-gen products & enhancements driving growth
- Grow in international markets
- Expand portfolio offering and grow in adjacent markets

ROAD AHEAD

- Continued R&D investment in Automation
- International focus on LATAM, APAC, Europe
- Growth in asset management and logistics solutions
- Bolt-on M&A ... drive increased customer value

UNPARALLELED PORTFOLIO OF DIGITAL PRODUCTS AND SOLUTIONS ENABLING PRODUCTIVITY AND SUSTAINABILITY FOR CUSTOMERS

91

DIGITAL ELECTRONICS

Digital solutions impact operations and fuel emissions

INTEGRATED PRODUCT SUITE


Trip Optimizer Suite
Locotrol Platform
PTC
Network Solutions

FUEL OPTIMIZATION

ESG IMPACT

UP TO ~30%

Reduction in diesel emissions and fuel utilization

CO_2/NOx/PM

PRODUCTIVITY IMPACT

Asset utilization
Fuel savings
Crew utilization

HELPING CUSTOMERS MEET ESG & PRODUCTIVITY COMMITMENTS

92

DIGITAL ELECTRONICS

Primary growth drivers



LEVERAGE PTC
PTC 2.0, precision reference, moving block; NAM upgrades & international expansion



EXPAND TRIP OPTIMIZER
Zero-to-Zero & Smart Horse Power/Ton (SHPT); TO on non-Wabtec locos, FLXDrive, Alt fuels



EVOLVE LOCOTROL PLATFORM
Locotrol Expanded Architecture (LXA); Road Remote Control Locomotive (RoadRCL); Drone Trains



NEXT-GEN NETWORK SOLUTIONS
Precision Dispatch 2.0, migrate to Cloud Pacing, Service Design & Yard Planner



INTERNATIONAL MARKETS
Expand digital capabilities across Latin America, Europe, and Asia Pacific



KEY ADJACENCIES
Expand reach in digital mining; logistics, asset management & analytics

93

DIGITAL ELECTRONICS

Pillar apps are foundation for 2-3x industry growth

STRONG NORTH AMERICA PRODUCT PENETRATION


94%
Penetrated
TO Platform on Wabtec Fleet
93%
Penetrated
Locotrol Platform
73%
Penetrated
Network/TMS Solutions
100%
Penetrated
PTC USA

NEW PRODUCT PENETRATION OPPORTUNITIES


5%
Penetrated
TO New Products
10%
Penetrated
LOCOTROL New Products
12%
Penetrated
New Network/TMS Products
2%
Penetrated
PTC International & Additional Features (US)

KEY PRODUCT AREAS

FUEL EFFICIENCY
Energy Management

TERMINAL DWELL
Remote Control Locomotive

LABOR OPTIMIZATION
Drone Control, Remote Control Locomotive, Energy Management, PTC

ASSET UTILIZATION
Distributed Power

94

DIGITAL ELECTRONICS

Automation will unlock the next generation of PSR

☑ **Technology Foundation**

PTC
Trip Optimizer
Distributed Power
Movement Planner

☑ **Attended Automation**

PTC + Trip Optimizer
Zero-to-Zero
SmartHPT
Pacing

Path To Crew Efficiencies

Advanced Dispatch
Road RCL-Drone Train
Vital Standalone PTC
Yard Automation
5G Communication

Full Automation

Full Situational Awareness
High Availability Systems

Up to:

25% REDUCTION IN TRAIN DELAYS

50% POTENTIAL PRODUCTIVITY SAVINGS

75% REDUCTION IN ACCIDENTS DUE TO HUMAN ERRORS

30% FUEL EFFICIENCY IMPROVEMENT

95 Market-leading position… long-term service agreements driving recurring revenues International market opportunity to expand PTC and other Digital technologies 2x On track toward goal of increasing international sales 2X over 5 years G R O W I N G D E M A N D Leveraging PTC,TO and Track IQ to drive international expansion D I G I T A L E L E C T R O N I C S 95

96 D I G I T A L E L E C T R O N I C S Key takeaways 02 Leverage digital pillar-apps and enhancements to drive recurring revenues 03 International expansion led by PTC, Trip Optimizer and Track IQ 04 Bolt-on M&As to drive increased customer value 01 Digital expected to grow 2-3X the industry growth rate

97 L I L I A N L E R O U X Transit 97

98

TRANSIT

Safety, efficiency & passenger comfort

REVENUE BY END MARKET


42%
53%
5%
Transit Systems
Services
Industrial

REVENUE BY GEOGRAPHY


20%
17%
63%
Americas
EMEA
APAC

$2.6B
2021 REVENUE

AFTERMARKET REVENUE


54%
46%
OE
Aftermarket

RECURRING REVENUE


60%
40%
Non-Recurring
Recurring

* 2021 FY results

KEY CUSTOMERS

SNCF
TRENITALIA
GRUPPO FERROVIE DELLO STATO ITALIANE
ALSTOM
SIEMENS
CAF
Keolis
NEW YORK CITY TRANSIT
HITACHI
HYUNDAI Rotem
INDIAN RAILWAYS
RATP

99

TRANSIT

Business dynamics

INDUSTRY TRENDS

- Beneficiary of worldwide climate economic policies
- Rail digitization and train automation
- Transit operators and car builders seeking efficiencies and OPEX optimization
- Ridership expected to increase in post-Covid era

STRATEGY IN ACTION

- Lead innovation:
  - Breakthrough sustainable solutions
  - Productivity gains to transit operators
- Journey to automation and digitization
- Drive productivity through lean culture and integration 2.0

ROAD AHEAD

- Product development focused on sustainability
- Digitalization of operations, digital asset management, and solutions for automated trains
- Journey to mid-teens adjusted EBIT

ENABLING THE SHIFT TO RAIL

100

TRANSIT

Primary growth drivers

1 GOVERNMENT FUNDING … FUELING TRANSIT TRANSPORT
Investment in rail technologies to decarbonize transport and reduce congestion

2 INNOVATION AND SCALABLE TECHNOLOGIES
Enhancing train performance; maintenance optimization through digitization for transit operators

3 SHIFT TO GREEN … SUSTAINABILITY AND ESG
Suite of energy management, pollution/CO_2 reduction, charging, and electrification solutions

4 SERVICES
Leveraging a significant install base and wide geographic footprint to help transit operators gain efficiencies, reliability, and productivity

TRANSIT

101

Government funding, decarbonizing passenger transport

TAILWIND TO TRANSIT SYSTEMS PORTFOLIO

U.S.
$109B over 5 years
for passenger

EUROPEAN UNION
$63B in 2021-2026
for rail

GERMANY
$95B in 2020-2030
for rail

INDIA
$330B in 2021-2051
for passenger


PASSENGER RAIL
(28 CO2/PKM)
ROAD
(102 CO2/PKM)
AIR
(244 CO2/PKM)
Grams of CO2

UNIQUELY POSITIONED TO CAPTURE GROWTH ACROSS VAST PORTFOLIO AND GEOGRAPHICAL REACH

102

TRANSIT

Enhancing train performance

LATEST PORTFOLIO OF RAIL TECHNOLOGIES DELIVERS SIGNIFICANT IMPROVEMENTS

12%
PRODUCT WEIGHT REDUCTION… 3 TONS PER TRAIN

20-25%
LIFECYCLE COST REDUCTION

15%
ENERGY REDUCTION



DIGITALIZATION EXPECTED TO REDUCE LIFE CYCLE COSTS BY AN ADDITIONAL 20%

Comparison of the current generation of Brakes, HVAC, Doors, Couplers, and Passenger Information Systems offered vs previous generations.
Source, internal analysis based on an illustrative EMU and metro

103

TRANSIT

Innovations supporting a more attractive commute

GREEN FRICTION
Reduce brake dust and emissions by up to 90%

METROFLEXX & REGIOFLEXX
Industry's most advanced braking system … 50% less weight, 95% recyclability, greater performance

GREEN AIR
1st air conditioning system using natural R290 refrigerant

BLUEFILTER
Removes more than 99.9% of contaminants in minutes


REDUCE EMISSIONS
REDUCE WEIGHT & SIZE
INCREASE RECYCLABILITY
REDUCE ENERGY CONSUMPTION

104

TRANSIT

Redefining braking distance to improve performance, reduce cost and prepare for automation

PRODUCTIVITY GAINS

Wabtec Distance Master

- Breakthrough braking performance in fall and winter conditions
- 90% reduction in braking distance degradation
- 50% reduction in costs generated by wheel sliding
- Improve train availability, punctuality, and assets utilization for transit operators



WITH BRAKING DISTANCE REDUCTION*


Dry braking distance
Braking distance degradation
Current norm max extension (12 axles)
+ 20%
Standard Wabtec Solution
+ 12%
FIELD TESTED
Partial Wabtec Distance Master
+ 6%
LAB TESTED
Wabtec Distance Master
+0.4 %

*Results evaluated in low conditions adhesion (0,05-0,08) according to EN15595

105 T R A N S I T Spotlight on adjacent opportunities: charging and electrification solutions M A R I N E M I N I N GP A S S E N G E R B U S

106

TRANSIT

Successfully turned around business and continuing journey to mid-teens adjusted EBIT margins

ADJUSTED EBIT MARGIN


12.3%
11.2%
9.2%
2019
2020
2021

Adjusted numbers represent non-GAAP financial metrics, see appendix for additional details and reconciliations

- Backlog margin ↑
- Project execution ↑
- Engineering in best-cost countries ↑
- Cost of poor quality ↓
- Lean and integration 2.0 ↑

107 T R A N S I T Key takeaways 02 Sustainability and productivity… new technology as differentiator to win share03 Leveraging installed base and footprint to capture attractive and profitable growth 04 01 Transit rail is benefitting from government transport policies Driving lean culture to continuously improve operations and competitiveness

108 J O H N O L I N Disciplined value creation 108

109

WABTEC

Attractive long-term financial profile

Resiliency tested and validated over past 5 years; proven track record of delivering growth

Attractive end markets… building momentum, renewal of locomotive fleets, strong and growing backlog

Leading market position and innovative, customer-focused solutions across major rail and industrial segments

Exceptional quality and reliability delivering leading market shares

Disciplined capital deployment generating strong returns

5-YEAR OUTLOOK

MSD CORE ORGANIC GROWTH CAGR

+

250-300 BPS MARGIN EXPANSION

+

DISCIPLINED CAPITAL DEPLOYMENT

=

DOUBLE-DIGIT EPS GROWTH WITH STRONG OPERATING CASH FLOW CONVERSION (90%+)

110

WABTEC

Path to the future… maximize shareholder value

	DRIVERS
INVEST IN THE BUSINESS Driving long-term profitable growth	Deploy proven strategies / exploit growth drivers Execute on increasing backlog Mix headwinds driven by fleet renewal Invest in innovative technologies that drive profitable growth Best-in-class productivity & integration
INVEST IN THE FUTURE Through M&A with strategic fit & accretive returns	M&A as core competency Strategic markets… bolt-ons, adjacencies Attractive assets / end markets that drive growth Valuations that are accretive to earnings and ROIC
RETURN VALUE TO SHAREHOLDERS Through disciplined capital allocation	Capital allocation priorities Increasing asset productivity Improving ROIC Robust cash generation and cash flow

111

WABTEC

Delivering profitable growth

STRATEGY DEPLOYMENT

Accelerate innovation of scalable technology

Grow & refresh expansive installed base

Lead decarbonization of rail

Expand high-margin recurring revenue streams

Drive continuous operational improvement

GROWTH DRIVERS

Rail cycle recovery

Increase customer productivity, capacity and safety

- ✓ Locomotive fleet renewal
- ✓ Innovative digital technology
- ✓ Lead decarbonization of rail

International expansion / share gains

Best-in-class productivity

Integration 2.0

» REVENUE GROWTH

» MARGIN EXPANSION

» CASH GENERATION

» IMPROVED ROIC

DEPLOYING PROVEN STRATEGIES WHILE EXECUTING ON GROWTH DRIVERS

112 $22.2 $21.6 $8.7B in orders in 2021… $5.9B in Freight and $2.8B in Transit 13.5% increase in 12-month backlog 75% of 2022 midpoint revenue guidance covered in backlog… 5 points higher than 2021 ‘ 2 2 B A C K L O G D Y N A M I C S W A B T E C Expanding long-term backlog while converting near-term orders M U L T I - Y E A R B A C K L O G P R O V I D E S S T A B I L I T Y A N D V I S I B I L I T Y 1 2 +5 pts of coverage ’22 vs ‘21 $5.5 $6.3 2020 2021 2026 Next 12 months 12 months + ’ 2 0 - ‘ 2 1 B A C K L O G ( $ B )

113

WABTEC

Mix dynamics changing as industry renews aging locomotive fleet

PRODUCT MIX

MARGIN ACCRETION

Margin Drivers
Digital Electronics
Services
Components
Equipment
Transit

5-YEAR GROWTH EXPECTATIONS

	Sensitivity to the cycle
Equipment	High
Digital Electronics	Medium
Services	Low
Transit	Low
Components	High

EQUIPMENT + DIGITAL TO GROW FASTER THAN AVERAGE ACROSS WABTEC PORTFOLIO

114

WABTEC

Investing in the core business

CAPITAL

Funding business model with capex of ~2% of revenue

Managing working capital investment below 20% of sales

TECHNOLOGY

Continue to invest in engineering & technology at ~6-7% of sales

Invest-in-the-future technology breakthroughs

Product innovation

Engineering as a competitive advantage

» HIGH RETURNS ON CAPITAL DEPLOYMENT

» LONG-TERM PROFITABLE GROWTH

DRIVING STRONG RETURNS ON CAPITAL AND TECHNOLOGY INVESTMENTS

115

WABTEC

Best-in-class productivity and aggressive cost management

CONTINUOUS IMPROVEMENT

Objective: Cover normal cost inflation and drive sustainable margin expansion

Manufacturing productivity
Continuous improvement & lean initiatives
Best cost country
Quality improvement

Manufacturing absorption

Supply chain & deflation projects
Purchasing efficiencies
"Should" cost
Low-cost sourcing

Non-manufacturing cost reductions
Engineering efficiencies
Office productivity

CONSOLIDATION & INTEGRATION

Objective: Drive sustainable margin expansion

GE Transportation synergies
Achieved $250M of run-rate synergies 15-months ahead of schedule

Integration 2.0
Target benefit of $75-90M by 2025
- Consolidate footprint
- Streamline manufacturing
- Simplify through systems enablement

» INFLATION MITIGATION

» MARGIN EXPANSION

116

WABTEC

Future revenue growth target

ANNUAL REVENUE GROWTH EXPECTATIONS:

MID-SINGLE DIGITS

+2.0-3.0%

UNDERLYING RAIL INDUSTRY GROWTH TRENDS
- Freight carloads
- Railcar build
- Passenger ridership
- Economic strength (GDP)

×

1.0-2.0%

LONG-TERM LOCO FLEET RENEWAL
- Mods
- Tier 4
- Alternative fuels
- Battery electric

×

1.0%

ACCELERATED GROWTH
- Share gains in portfolio
- International expansion
- Technology-driven growth
- Digital revenue growth 2-3X industry

117 15-20% 80-85% 8 2 % O F T O T A L C O S T S 15-20% FIXED MANUFACTURING 80-85% FIXED SG&A 25-30% INCREMENTAL MARGIN C O S T O F G O O D S S O L D S G & A 1 8 % O F T O T A L C O S T S Variable Costs Variable Costs W A B T E C Sales growth expected to drive incremental margins of 25-30% based on Wabtec’s fixed-cost structure 1 7 15-20% 80-85% Fixed Costs Fixed Costs

118

WABTEC

Growing sales and aggressive cost management expected to expand adjusted margins

5-YEAR ADJUSTED MARGIN IMPROVEMENT

250 – 300 BPS

+40 BPS

CAPITAL & TECHNOLOGY INVESTMENT

Strong IRR capital projects
Technology to expand margins

+60 BPS

REVENUE GROWTH

MSD annual growth CAGR
Opportunistic pricing
International expansion

+150 TO 200 BPS

COST IMPROVEMENT

Continuous improvement, lean
Integration 2.0 savings of $75-$90M
Manufacturing fixed cost absorption

119

WABTEC

Path to the future … maximize shareholder value

DRIVERS

INVEST IN THE BUSINESS

Driving long-term profitable growth

- Deploy proven strategies / exploit growth drivers
- Execute on increasing backlog
- Mix headwinds driven by fleet renewal
- Invest in innovative technologies that drive profitable growth
- Best-in-class productivity & integration

INVEST IN THE FUTURE

Through M&A with strategic fit & accretive returns

- M&A as core competency
- Strategic markets… Bolt-ons, adjacencies
- Attractive assets / end markets that drive growth
- Valuations that are accretive to earnings and ROIC

RETURN VALUE TO SHAREHOLDERS

Through disciplined capital allocation

- Capital allocation priorities
- Increasing asset productivity
- Improving ROIC
- Robust cash generation and cash flow

120

WABTEC

Invest in the future through strategic M&A

STRATEGIC MARKETS

Bolt-ons/adjacencies focused on:

- Highly engineered products
- Rail & industrial services
- Digital technologies & solutions

Secular growth profile/sustainable end-markets

Geographic reach

High aftermarket & recurring revenue streams

Complimentary customer base & technologies

COMPELLING VALUATIONS

Accretive earnings within 2 years

ROIC enhancing (ROIC > WACC)

Above-average synergies (% of revenue)

Similar capital intensity / working capital requirements to core business

ATTRACTIVE ASSETS

Complements Wabtec's strategic plan

Revenue growth and/or margin enhancement

Highly competitive market position

- Product leadership
- Technology & engineering leadership
- Leading market shares

Cash conversion strength and/or opportunities

FOCUSED ON ACQUISITIONS THAT ARE A STRATEGIC FIT AND DRIVE ATTRACTIVE RETURNS

121 W A B T E C Spotlight on acquisitions 02 Large installed base… mission critical products and services… 58% aftermarket revenues 03 Sizeable cost synergy opportunity… >$10M+ run-rate within 3-years with limited integration risk 04 Compelling financial profile… accretive to EBITDA % margin, EPS & cash flow in 2022 01 Significant levers to drive profitable growth… adjacent MOW & railcar movers markets, international expansion with leading technology portfolio $400M T R A N S A C T I O N

122

WABTEC

Path to the future… maximize shareholder value

DRIVERS

INVEST IN THE BUSINESS

Driving long-term profitable growth

- Deploy proven strategies / exploit growth drivers
- Execute on increasing backlog
- Mix headwinds driven by fleet renewal
- Invest in innovative technologies that drive profitable growth
- Best-in-class productivity & integration

INVEST IN THE FUTURE

Through M&A with strategic fit & accretive returns

- M&A as core competency
- Strategic markets… bolt-ons, adjacencies
- Attractive assets / end markets that drive growth
- Valuations that are accretive to earnings and ROIC

RETURN VALUE TO SHAREHOLDERS

Through disciplined capital allocation

- Capital allocation priorities
- Increasing asset productivity
- Improving ROIC
- Robust cash generation and cash flow

123

WABTEC

Return value to shareholders through disciplined capital allocation

PRIORITY #1

MAINTAIN STRONG BALANCE SHEET

01

PRIORITY #2

CONTINUE TO INVEST IN THE BUSINESS

02

PRIORITY #3

INCREASE DIVIDENDS

03

PRIORITY #4

SUPPLEMENT ORGANIC GROWTH WITH M&A

04

PRIORITY #5

RETURN EXCESS CASH THROUGH SHARE REPURCHASES

05

124

WABTEC

Capital allocation priorities

PRIORITIES	OBJECTIVES	ACTIONS
Maintain strong balance sheet to manage through economic cycles & world crises	Adjusted net debt leverage ratio of 2.0 to 2.5x. Maintain investment-grade ratings	Current ratio at 2.5x… hold debt levels in 2022 as we grow EBITDA
Appropriately invest in the business for revenue & profit growth	CAPEX ~2% of sales Working capital ~20% of sales Tech spend ~6-7% of sales	Execute 2022-2026 plan
Increase dividends	Target dividend payout ratio of 10-15% of adjusted net income Grow dividends in-line with earnings over time	Increased Q1 '22 dividend to $0.15/share… $0.60 annually
Supplement organic growth with M&A	Optimize portfolio through bolt-ons and adjacencies, as well as divestitures	Execute accretive M&A… manage pipeline of opportunities
Return excess FCF after dividends and M&A through share repurchases	Offset incentive plan dilution and supplement EPS growth	Authorized $750M share repurchase program in Q1 '22

125

WABTEC

Disciplined capital allocation highlighted by improving productivity

DRIVERS

Revenue growth

Growth capex = higher return, faster payback, low risk growth projects

Capacity utilization

Disciplined capex (capex </= depreciation)

Maintain low-cost operating model


FIXED ASSET PRODUCTIVITY
4.9
4.7
5.3
2019
2020
2021

Total net sales/property, plant, and equipment, net

OBJECTIVE: INCREASE REVENUE PER EVERY DOLLAR OF FIXED ASSETS INVESTED

126

WABTEC

Improving returns on invested capital

DRIVERS

Revenue growth

Margin expansion

Cash efficiencies

Working capital improvement

Capital utilization

Accretive M&A

Return of cash to shareholders through dividends and share repurchases


RETURN ON INVESTED CAPITAL
3.3%
3.7%
4.6%
2019
2020
2021

OBJECTIVE: INCREASE ROIC TO DOUBLE-DIGIT RETURNS

127

WABTEC

Spotlight on cash tax benefits … $1.1 billion value

AS OF FEBRUARY 2019		AS OF DECEMBER 2021
~$150M AVG. CASH TAX BENEFIT OVER 15 YEARS	Tax step-up associated with the GET transaction drives average annual cash tax benefit of ~$150M through 2034	**~$150M** AVERAGE CASH TAX BENEFIT OVER 13 YEARS
~$470M INITIAL BENEFIT TO BE PAID TO GE	First $470M of gross cash tax benefits to be paid to GE by Wabtec (expected to be realized during first 4-5 years)	**~$256M** REMAINING BENEFIT TO BE PAID TO GE
~$1.1B NPV BENEFIT TO WABTEC	Remaining cash tax benefits accrue to Wabtec	**~$1.1B** NPV BENEFIT TO WABTEC

SIGNIFICANT VALUE CREATION

128 Strong returns are coupled with strong focus on cash generation W A B T E C 140% 89% 102% >90% 2019 2020 2021 2022-2026 CAS H CO N V E RS ION (1) 128 (1) Cash from operations conversion % is defined as GAAP cash from operations divided by GAAP net income plus depreciation & amortization

129

WABTEC

Future cash flows

EXPECTED TO BE INVESTED IN THE BUSINESS, INVESTED IN THE FUTURE, AND RETURNED TO SHAREHOLDERS

ANNUAL CASH GENERATION


$1.07B
2021
2026

CAPITAL DEPLOYMENT PLAN (2022-2026)


Cash From Operations
M&A and Share Repurchases
CapEx
Dividends
Debt
GE TMA
Sources
Uses

ACCRETIVE EARNINGS → STRONG CASH FLOW CONVERSION → REINVEST & RETURN

130 R A F A E L S A N T A N A Closing comments 130

131

WABTEC

Attractive long-term financial profile

Resiliency tested and validated over past 5 years; proven track record of delivering growth

Attractive end markets… building momentum, renewal of locomotive fleets, strong and growing backlog

Leading market position and innovative, customer-focused solutions across major rail and industrial segments

Exceptional quality and reliability delivering leading market shares

Disciplined capital deployment generating strong returns

5-YEAR OUTLOOK

MSD CORE ORGANIC GROWTH CAGR

+

250-300 BPS MARGIN EXPANSION

+

DISCIPLINED CAPITAL DEPLOYMENT

=

DOUBLE-DIGIT EPS GROWTH WITH STRONG OPERATING CASH FLOW CONVERSION (90%+)

132 W A B T E C Key takeaways 02 Innovative, sustainable technologies expanding Wabtec’s market size 03 Growth strategy driving strong cash flow and margin expansion 04 Strong long-term business fundamentals driving long-term value creation for shareholders 01 Portfolio positioned to drive long-term profitable growth

133

134 W A B T E C Appendix

135 Transit segment operating margin reconciliation Appendix A In millions 2019 2020 2021 Reported Income from Operations 214$ 230$ 238$ Reported Margin 7.8% 9.3% 9.2% Restructuring & Transaction costs 48 27 59 Non-cash Amortization expense 19 20 20 Adjusted Income from Operations 281$ 277$ 317$ Adjusted Margin 9.2% 11.2% 12.3% WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS - TRANSIT SEGMENT (UNAUDITED) W A B T E C

136 W A B T E C Cash conversion reconciliation Appendix B Wabtec Corporation 2021 Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $1,073 $565 $491 102% Wabtec Corporation 2020 Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $784 $412 $473 89% Wabtec Corporation 2019 Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $1,016 $327 $401 140% Cash Conversion ÷ (Net Income + Depreciation & Amortization) = Cash Conversion ÷ (Net Income + Depreciation & Amortization) = Set forth below is the calculation of the non-GAAP performance measures included in this press release.  We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP. ÷ (Net Income + Depreciation & Amortization) = Cash Conversion

137 W A B T E C Return on invested capital reconciliation Appendix C Wabtec Corporation Return on invested capital calculation (in millions) 2019 2020 2021 Income from operations 663$ 745$ 876$ Annual effective tax rate 26.9% 26.0% 23.2% Net operating profit after tax 485$ 551$ 673$ Total Debt 4,429$ 4,239$ 4,058$ Operating lease liability 273 295 318 Wabtec Equity 9,957 10,123 10,201 Noncontrolling interest 37 30 38 Allowance for doubtful accounts 20 37 32 Net pension liabilities 84 87 48 Total Invested Capital 14,800$ 14,811$ 14,695$ Return on Invested Capital 3.3% 3.7% 4.6% Set forth below is the calculation of the non-GAAP performance measures included in this press release.  We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.